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                                                                    EXHIBIT 10.5


                           Kana Communications, Inc.

                          SOFTWARE LICENSE AGREEMENT

This Software License Agreement ("Agreement") is effective as of
__________________________, 199______ ("Effective Date"), and is made by and between:

Kana Communications, Inc., a California corporation , with its principal place of business at 87 Encina Avenue, Palo Alto, California 94301 ("Kana") and ___________________, a _________________________ corporation, with its principal offices at _________________________________________________
________________________________ ("Customer").

Whereas, Kana owns, or has licensed from the owner(s), copyrights and other rights to the software product identified in Schedule A, and contained in the master disk(s) ("Master Disk(s)") and associated documentation provided by Kana under this Agreement (collectively, the "Software"); whereas, Customer desires to receive a non-exclusive license to use such Software at the site(s) listed below; and whereas, Kana is willing to grant such non-exclusive license to Customer on the terms and conditions set forth below; the parties agree as follows:

1.   License.  Subject to the terms of this Agreement, Kana grants to Customer a
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personal, nontransferable, nonsublicensable, nonexclusive, limited license to:
(a) use the Software in accordance with the documentation supplied by Kana only on the machines and only at the location ("Licensed Site") and for the number of authorized concurrent users ("Authorized Users") specified on Schedule A, and
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(b) make up to _________________________ (_____) duplicated copies of the
Software and the included documentation ("Authorized Duplicates"), provided such Authorized Duplicates are used only at the Licensed Site. Any copies of the Software made in violation of this Agreement shall be deemed copyright infringement. Customer may install the Software onto, and use the Software on, single station hard disks within the Licensed Site.

     The Master Disk(s) shall only be used to make Authorized Duplicates and shall be stored in a cool, safe place, along with a copy of this Agreement, when not being so used. Customer shall make Authorized Duplicates of the Software only from the Master Disk(s); no Authorized Duplicates shall be used to make other Authorized Duplicates. Customer shall conspicuously label all Authorized Duplicates as "Authorized Kana Duplicates."

2.   Ownership of Software.  As between the parties, title to and ownership of
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the Software, all proprietary rights therein, any accompanying printed materials and all copies and portions thereof shall be and at all times remain in Kana.
The Software and accompanying printed materials are protected by copyright, trademark and trade secret laws and international treaty provisions.

3.   Restrictions.  Customer agrees that under no circumstance shall it, or
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shall it cause or permit any third party to, (a) distribute or allow others to distribute copies of the Software or the associated documentation to a person or entity outside of the Licensed Site, (b) reproduce, modify or copy the Software and associated documentation except as expressly permitted by this Agreement, or as permitted by Kana in writing (c) provide, rent, sell, lease or otherwise transfer the Software or any copy or part thereof or use it for the benefit of a third party (d) reverse assemble, reverse compile or reverse engineer the Software, or otherwise attempt to discover any Software source code or underlying Proprietary Information (as defined below).

4.   Confidentiality; Assignment.
     ---------------------------

     a. Customer acknowledges that, in the course of using the Software and performing its duties under this Agreement, it may obtain information relating to the Software and/or to Kana ("Proprietary Information"). Such Proprietary Information shall belong solely to Kana and includes, but is not limited to, the existence of the Software, its features and mode of operation, this Agreement, trade secrets, know-how, inventions (whether or not patentable), techniques, processes, programs, ideas, algorithms, schematics, testing procedures, software design and architecture, computer code, internal documentation, design and function specifications, product requirements, problem reports, analysis and performance information, software documents, and other technical, business, product, marketing and financial information, plans and data.

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     b.   During and after the term of this Agreement, Customer shall:

          i. not use (except as expressly authorized by this Agreement) or disclose Proprietary Information without the prior written consent of Kana, unless such Proprietary Information becomes part of the public domain without breach of this Agreement by Customer, its officers, directors, employees or agents;

          ii. take all reasonable measures to maintain the Proprietary Information and Software in confidence;

          iii. disclose the Software and Proprietary Information only to those of its employees and consultants as are necessary for the use expressly licensed hereunder, and only after such employees and contractors have agreed in writing to be bound by the provisions of this Agreement;

          iv. not, without the prior written consent of Kana, disclose or otherwise make available the Software or copies thereof to any third party;

          v. comply with all export laws and restrictions and regulations of the U.S. Department of Commerce or other United States or foreign agency or authority, and not, under any circumstances, export or re-export, or allow the export or re-export of the Software any Proprietary Information or any copy or direct product thereof or in violation of any such restrictions, laws or regulations, or to any Group D:1 or E:2 country (or any national of such country) specified in the then current Supplement No. 1 to Part 740, or, in violation of the embargo provisions in Part 746, of the U.S. Export Administration Regulations (or any successor regulations or supplement), even if Customer is in compliance with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the U.S. Department of Commerce.

     c. Customer hereby assigns to Kana any invention, work of authorship, idea or know-how (whether or not patentable) relating to the Software that is conceived, learned or reduced to practice in the course of performance under this Agreement and any patent rights, copyrights (including moral rights; provided that non-assignable moral rights are waived to the extent permitted by law), trade secret rights, and other rights with respect thereto. Customer agrees to take any action reasonably requested by Kana to evidence, perfect, obtain, maintain, enforce or defend the foregoing.

5.   License Fee; Payment.  Customer shall pay the license fee for the Software
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("License Fee") as set forth in Schedule A hereto.  All payments are due and
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payable thirty (30) days after the date of Kana's invoice and shall be made in
U.S. Dollars in the United States. All such license fees are exclusive of shipping, taxes, duties and the like, which shall be paid by Customer. All late payments shall be assessed a service charge of 1.5% per month to the extent allowed by law.

6.   Installation; Training.  Installation and training for the Software, if
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applicable, shall be provided only pursuant to the installation and training terms and conditions set forth in Schedule A hereto.
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7.   Upgrades; Support; Maintenance.  Support and maintenance for the Software,
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and all upgrades and new versions thereof, shall be provided only pursuant to the support and maintenance terms and conditions set forth in Schedule A hereto.
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8.   Termination.  The license granted herein is effective until terminated.
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The license in Section 1 may be terminated upon the following events; however, upon termination, the terms of this Agreement, except for Sections 6 and 7, will otherwise survive and remain in effect.

     a.   Termination by Customer.  Upon termination by Customer, Customer will
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cease all use of the Software and destroy or return to Kana the Master Disk(s), all Authorized Duplicates and all documentation and copies thereof to Kana along with a signed written statement expressing Customer's desire to terminate the license and certifying that Customer has destroyed or returned to Kana, and is no longer in possession of, any Software, Master Disk(s), Authorized Duplicates, related documentation or any copies, portions or derivatives of any of the foregoing.

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     b.   Termination by Kana.  Kana may immediately terminate this Agreement if
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Kana determines that Customer has failed to comply with any of the terms and conditions of this Agreement. Upon such termination by Kana, all licenses and rights granted hereunder shall terminate, Customer will cease all use of the Software, and Customer shall immediately return to Kana, the Software, the Master Disk(s), all Authorized Duplicates, Proprietary Information, together with any and all documents, notes and other materials relating to the Software, including, without limitation, all Proprietary Information and all copies and extracts of the foregoing and all documentation and copies thereof, along with a signed written statement certifying that Customer has returned to Kana, and is no longer in possession of, any Software, Master Disk(s), Authorized Duplicates, related documentation or any copies, portions or derivatives of any of the foregoing.

9.   Limited Warranty and Disclaimer.  Kana warrants that, for a period of
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ninety (90) days from the date of installation of the Software, (a) the Software will perform substantially in accordance with the accompanying printed materials, and (b) the medium upon which the Software is provided by Kana to Customer shall be free from defects in material and workmanship under normal use. This warranty covers only problems reported to Kana during the warranty period. WARRANTY DISCLAIMER: EXCEPT AS EXPRESSLY STATED HEREIN, THE SOFTWARE IS PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING,
BUT NOT LIMITED TO, WARRANTIES OF PERFORMANCE OR MERCHANTABILITY OR FITNESS FOR
A PARTICULAR PURPOSE OR NONINFRINGEMENT. CUSTOMER BEARS ALL RISK RELATING TO QUALITY AND PERFORMANCE OF THE SOFTWARE. The performance of the Software varies with various manufacturers' equipment with which it is used. Kana does not warrant that the Software or the functions contained in the Software will meet Customer's requirements, operate without interruption or be error free. Customer's exclusive remedy for breach by Kana of its limited warranty set forth above shall be replacement of any defective Software or medium upon its return to Kana within the warranty period, or if Kana is unable to provide a replacement which is free of defect, refund of the license fee paid by Customer.

10.  Limitation of Remedies and Damages.  ANY LIABILITY OF KANA WILL BE LIMITED
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TO PRODUCT REPLACEMENT OR, IF REPLACEMENT IS INADEQUATE OR IN KANA'S OPINION
IMPRACTICAL, TO REFUND OF THE LICENSE FEE. KANA SHALL NOT BE RESPONSIBLE OR LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT OR TERMS AND CONDITIONS RELATED THERETO UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY (A) FOR LOSS OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY, OR (B) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO LOSS OF REVENUES, LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OR INACCURACY OF DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF KANA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL KANA'S LIABILITY EXCEED THE AMOUNT PAID BY CUSTOMER FOR THE SOFTWARE. KANA SHALL NOT BE RESPONSIBLE FOR ANY MATTER BEYOND ITS REASONABLE CONTROL. Because some jurisdictions do not allow the exclusion or limitation of liability of consequential or incidental damages, the above limitation may not apply.

11.  Government Use.
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If Customer is a unit or agency of the government, or acquiring the Software with government funds, the software and documentation are provided subject to Kana's standard commercial license; provided, however, that any contracts with non-defense agencies subject to the FAR, the Government shall have the rights set forth in subparagraph (c) of FAR 52.227-19, "Commercial Computer Software-Restricted Rights," as applicable.

12.  Nonassignability.  Neither the rights nor the obligations arising under
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this Agreement are

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assignable or transferable by Customer, and any such attempted assignment or transfer shall be void and without effect.

13.  Execution of Agreement, Controlling Law, Attorneys' Fee.  This Agreement
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shall become effective as of the Effective Date and only upon its execution by both Kana and Customer. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflicts of law provisions thereof and without regard to the United Nations Convention on the International Sales of Goods. In any action to enforce this Agreement the prevailing party will be entitled to costs and attorneys' fees.

14.  Equitable Relief.  Customer acknowledges and agrees that due to the unique
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nature of Kana's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow Customer or third parties to unfairly compete with Kana resulting in irreparable harm to Kana and, therefore, that upon any such breach or threat thereof, Kana shall be entitled to injunctions and other appropriate equitable relief, in addition to whatever remedies it may have at law.

15.  Notice.  Any notice, report, approval or consent required or permitted
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hereunder shall be in writing and will be deemed to have been effectively given:
(i) immediately upon personal delivery or facsimile transmission to the parties to be notified, (ii) one (1) day after deposit with a commercial overnight courier with tracking capabilities, or (iii) three (3) days after deposit with the United States Postal Service, by registered or certified mail, postage prepaid to the respective addresses of the parties as set forth above.

16.  Waiver.  The waiver by either party of a breach of this Agreement or any
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right hereunder shall not constitute a waiver of any subsequent breach of this
Agreement; nor shall any delay by either party to exercise any right under this Agreement operate as a waiver of any such right. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be unenforceable or invalid, that provision shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

17.  BASIS OF BARGAIN.  EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY
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DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL
BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED IN DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.

18.  Entire Agreement.  This Agreement constitutes the entire agreement between
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the parties hereto related to the subject matter hereof, and any and all written or oral agreements, except for any Nondisclosure Agreements or Beta Test Agreements, heretofore existing between the parties hereto, are expressly cancelled. Any modifications of this Agreement must be in writing and signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                KANA COMMUNICATIONS, INC.


                                By_____________________________________


                                _______________________________________
                                Name  (Print)

                                _______________________________________
                                Title


                                CUSTOMER

                                By_____________________________________


                                _______________________________________
                                Name  (Print)

                                _______________________________________
                                Title

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                                  Schedule A
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                             SEE ATTACHED QUOTATION